Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
TO 18 UNITED STATES C. §1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Novavax, Inc. (the “Company”) on Form 10-Q for the fiscal period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rahul Singhvi, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by this Report.

By:	/s/ Rahul Singhvi
President and Chief Executive Officer

Date: November 8, 2010